SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16,1994


____________Central Fidelity Banks, Inc.________
(Exact name of registrant as specified in charter)


          Virginia                          _   54-1091649____
(State or other jurisdiction of            (I.R.S. Employer
     incorporation or organization)          Identification No.)


_________1021 East Cary Street, Richmond, Virginia    23219_
       (Address of principal executive offices)          (Zip Code)

___________________(804) 782-4000___________________
(Registrant's telephone number, including area code)








Item 5. Other Events.

During the fourth quarter of 1993 the Registrant entered into a salary continuation contract with a former executive officer upon his resignation.

In February, 1994 the Registrant entered into an employment contract with a current executive officer providing for his employ through 1994 and a consultation arrangement thereafter.

Exhibits

28.1 Contract with Mr. William F. Shumadine, Jr. dated November 29,1993.

28.1 Contract with Mr. J. Carson Quarles dated January 25, 1994.









SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Central Fidelity Banks, Inc.
                                    (Registrant)



Date: March 16, 1994            /s/ James F. Campbell
                                     James F. Campbell
                            Senior Vice President & Controller









EXHIBIT 28.1

				November 29, 1993




Mr. William F. Shumadine, Jr.
415 Kilmarnock Drive
Richmond, Virginia  23229

Dear Bill:

	The following constitutes an agreement (the "Agreement") between you and Central Fidelity Banks, Inc. (the "Corporation") concerning the terms and conditions of your separation from employment with the Corporation effective October 21, 1993 ("Separation Date") and your consulting relationship with the Corporation for a period of time thereafter.

I.	SALARY CONTINUATION

	You will receive regular, periodic salary payments from November 1, 1993 through April 30, 1996 ("Continuation Payments"), based upon an amount that is equal to two and one-half (2 1/2) times your basic annual salary on the Separation Date divided into equal semi-monthly installments over the period, less appropriate authorized deductions. Continuation Payments will cease upon your death prior to the end of the period.

II.	SUPPLEMENTAL RETIREMENT BENEFIT

	You are ineligible to receive benefits under the terms of the Executive Supplemental Retirement Plan and the Excess Pension Plan. However, in view of your twenty-seven years of dedicated and distinguished service to the Corporation, the Board of Directors of the Corporation has authorized the payment to you of a supplemental retirement benefit which will include two components.

	(a)	Beginning at age 55, you will receive $99,886.02 per year for twenty years, payable in semi-monthly installments. These benefits will not cease upon your death prior to the end of that period, and you may designate a beneficiary to receive the unpaid balance of those payments.

	(b)	You will receive a benefit calculated as if you were an
active participant in the Corporation's pension plan in effect on May 1, 1996 but without regard to any IRS limitations on benefits, specifically including Sections 415 and 401(a)(17). You will receive this benefit only in accordance with and at the same time as you commence receiving vested benefits under the Corporation's pension plan. Benefits calculated and payable as described above will be offset by actual payments received from the Corporation's pension plan.



	These benefits represent an unsecured promise of payment by the Corporation. No assets are required to be segregated or set aside for the purpose of funding these benefits, and even if the Corporation chooses to "earmark" assets for this purpose, you would have no right, title, interest in, or claim to those assets. However, you will have the same coverage as to segregation of assets in the event of a "change of control" as provided in the Corporation's Executive Supplemental Retirement Plan.

III.	PENSION PLAN

	You are currently vested in the Corporation's pension plan but you will not continue to accrue service after November 1, 1993.

IV.	OTHER PLANS

	You will continue to participate in the following plans on the same basis as active employees through the last day of the last month in which you receive Continuation Payments.

		Medical
		Life/Accident Insurance
		Stock & Thrift Plan and/or Supplemental Stock & Thrift Plan as permitted by applicable regulations.

V.	STOCK OPTIONS

	Your Central Fidelity stock options may be exercised at any time during the 2 1/2 year period of Continuation Payments and for 90 days thereafter and will expire on July 31, 1996. As of January 21, 1994, these stock options become non-qualified stock options under Section 422 of the Internal Revenue Code.

VI.	CONSULTING, CONFIDENTIALITY AND NON-COMPETITION

	For no additional compensation, you agree to make yourself available for the purpose of consulting with the Corporation from time to time during the period which you are receiving Continuation Payments. In is understood that the times on which the Corporation may call upon you for consultation should be times reasonably convenient for you, but you are not expected to maintain regular office hours for this purpose.

	You agree not to divulge confidential information concerning the Corporation to anyone unless compelled to do so by legal process. "Confidential information" means information which is not a matter of public record, or which is not generally known to members of the general public, concerning the operations, policies, personnel, employment practices or business strategies of the Corporation that you learned during the course of your employment. In addition, you agree to assist the Corporation and its designated agents in the discussion and investigation of any matters of which you have knowledge pertaining to events during your employment with the Corporation. We mutually agree that both you and the Corporation will not make any disparaging or derogatory statements about the other party including any remarks about the directors or officers of the Corporation.

	Further, you agree that during the period that Continuation Payments are made, you will neither seek nor accept an executive or consulting position with any depository banking organization within the Commonwealth of Virginia. This restriction upon your employment by a competitor of the Corporation would not preclude your ownership of stock in any such competitor or your employment by an investment management or investment banking organization.

VII.	EFFECTIVE DATE AND REPLACEMENT OF PRIOR AGREEMENT

	This Agreement is effective in its entirety immediately and supersedes and replaces all previous employment contracts between you and the Corporation.

/s/ William F. Shumadine, Jr.      December 9, 1993
____________________________	______________________________
William F. Shumadine, Jr.	Date




CENTRAL FIDELITY BANKS, INC.

    /s/ Lewis N. Miller, Jr.       December 9, 1993
By:_________________________	______________________________
   Lewis N. Miller, Jr.		Date
   President & Co-CEO



EXHIBIT 28.2

				January 25, 1994




Mr. J. Carson Quarles
President, Southwestern Region
Central Fidelity Banks, Inc.
111 Franklin Road
Roanoke, Virginia  24011


Dear Carson:

	The following constitutes an agreement (the "Agreement") between you and Central Fidelity Banks, Inc. (the "Bank") concerning the terms and conditions of your early retirement from active employment. The terms and conditions stated herein are in consideration of and conditional on (1) your agreement to serve on active employment through December 31, 1994 and (2) your agreement to retire from active employment effective January 1, 1995.

I.	SALARY CONTINUANCE

	Your full salary as of date of retirement from active employment will continue from January 1, 1995 for a period of 24 months
("Continuation Payments"), less appropriate authorized deductions. Your early retirement will begin on January 1, 1997, the day following the last day of the last month of Continuation Payments.

II.	DEATH AND FORFEITURE

	All payments of salary or Continuation Payments shall cease upon your death during the term of this Agreement. Also, you commit during the term of this Agreement or the period of Continuation Payments any act of malfeasance, breach of faith or violation of the Agreement, you shall forfeit the benefits otherwise provided to you under this Agreement.

III.	PENSION PLAN

	You are currently vested in the Bank's pension plan and you will continue to accrue benefit service for as long as you receive
Continuation Payments.



IV.	OTHER PLANS

	You will continue to participate in the following plans on the same basis as active employees through the last day of the last month during which you receive Continuation Payments.

	    Medical
		Life/Accident Insurance
		Stock/Thrift Plan
		LTD

V.	STOCK OPTIONS

	I will recommend to the Board of Directors of the Bank that your Bank stock options may be executed at any time prior to the expiration of the maximum period for exercise prescribed in the specific award agreement.

VI.	ADVICE AND CONSULTATION

	During the period of Continuation Payments you will provide advice and consultation as may be required by the Chief Executive
Officer or the Board of Directors of the Bank.

VII.	NON-ASSIGNABILITY

	During the term of this Agreement and during the period of Continuation Payments, you will not pledge or assign any portion of the benefits which are provided for you under the Agreement.

VIII.	COVENANT NOT TO COMPETE OR SOLICIT

	During the term of this Agreement and during the period of Continuation Payments, you agree to (1) refrain from entering the employ or service or otherwise act in aid of the business of any company or individual which is in the same or similar financial service business of the Bank within the Commonwealth of Virginia; and (2) refrain from soliciting Bank business clients or customers; nor will you contact or solicit employees of the Bank so as to interfere with the employee relationship between Bank and its employees. Any violation of this paragraph shall entitle the Bank to an injunction from a court of equity enjoining you from the continuance of such employment, services or act.


IX.	EFFECTIVE DATE AND REPLACEMENT OF PRIOR AGREEMENTS

	This Agreement is effective in its entirety immediately upon execution and supersedes and replaces all previous employment contracts between you and the Bank.



/s/ J. Carson Quarles                            February 18, 1994
__________________________________	____________________
J. Carson Quarles		Date


/s/ Carroll L. Saine                             February 17, 1993
__________________________________	_____________________
Carroll L. Saine		Date